CITY-LINK Express

Attachment 1 (WAREHOUSE QUOTATION)

Our Ref: CTL/BDD/KUL/1001/004

13th January 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716
Re: WAREHOUSE RATE AT BANDAR SAUJANA PUTRA.

We wish to refer to the above and are pleased to submit our rates of charges as follows: -

No.	Description	Charges
1.	**Pallet Warehousing – Minimum 40 pallets** 40pallets – Air conditioned at RM 75 per pallet - Any additional pallets will be charged at RM 55.00 (Non-Aircond) (Minimum 2 months – Warehouse Deposit)	RM 3,000 per month
2.	**Movement of Pallets** Movement of pallets in & out of the warehouse	RM 10.00 per pallet
3.	**Pick and Pack (Carton Pick)** Minimum 200 orders per month at RM10.00 per order Above 201 orders per month at RM7.00 per order	RM2,000 per month
	IT equipment, CCTV and Management Fee	RM 200 per month
	Labelling Fees	RM 0.15 per item per label
	Security Seal	RM 1.20 per pc
	Breakbulk checking upon arrival / Inspection per person - Overtime RM 15/person - Weekend and Public Holiday RM 30/person	RM 100 per head per day
	Kitting Charges	Below 10 items – RM 1.50 per kit 10 to 15 items – RM 2.00 per kit
	Packing Materials	Cost of Materials plus 10%
	Stuffing/Unstuffing charges for goods received	1 ton or 3-ton lorry – RM 180.00 20-footer – RM 250.00 40-footer – RM 350.00
	Transportation from warehouse to Office (vice versa) (Maximum 40 km radius)	1-ton lorry – RM 200.00 per trip 3-ton lorry – RM 350.00 per trip 5-ton lory – RM 550.00 per trip
	Wood Pallet or Plastic Pallet	Wood Pallet – RM 30.00/pcs Plastic Pallet – RM 80.00/pcs

A) The above quotation is subjected to 6% SST.
B) The above quotation does not include insurance for burglary, flood and fire.
C) Courier charges will be applied after 30km radius office delivery.
D) Contract for 1 year upon accepting this proposal 31/12/2023.
E) Any termination is subject to negotiation with 3 months' notice in advance.

CITY-LINK Express

Our Ref : CTL/AGAPE/Jan/2023/1001

10th January 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716
Dear Sir,

Renewal of Warehousing and Distribution Agreement between Agape Superior Living Sdn Bhd (624388-V) and City-Link Express (M) Sdn Bhd (64844-A)

In pursuance to the "Warehousing and Distribution Agreement" dated 12th January 2021, it is hereby agreed that the said Agreement shall now be renewed on the terms and conditions as stated herein:

1. That this Renewal shall be for a term of one (1) year commencing from 1st January 2023 to 31st December 2023.

2. All other terms and conditions shall remain as per the "Warehousing and Distribution Agreement" dated 12th January 2021.

   a. Charges under Attachment 1 to Attachment 3 will take effect as NEW REVISE rates from 1st January 2023 to 31st December 2023.

3. This letter shall be annexed to and shall form an integral part of and shall be read at all times in conjunction with the Warehousing and Distribution Agreement.

IN WITNESS WHEREOF the Parties have hereunto set their hands the day and year first above written.

Signed By City-Link Express (M) Sdn Bhd	Signed By Agape Superior Sdn Bhd
Signature: Name: Tony Lim Designation: General Manager	Signature: Name: Adam Mak Designation: Warehouse Assistant Manager
Company Stamp:	Company Stamp: AGAPE SUPERIOR LIVING SDN BHD (624388-V) (AJL 931478) LOT 1605-1606, LEVEL 16, TOWER 2, FABE JALAN DESA BAHAGIA, TAMAN DE. 58100 KUALA LUMPUR. TEL: 03-27325716 / 03-27325717
Witness by Name: Colin Tan Designation: Senior Sales Manager	Witness by Name: Stephanie Ong Designation: Account Manager

Attachment 3 (HEAVY PARCEL)

Our Ref: CTL/BDD/KUL/1001/006

10th January 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716

Re: HEAVY COURIER CHARGES ACCOUNT NUMBER - 00187276

We wish to refer to the above and are pleased to submit our rates of charges as follows: -

DESTINATION	**WEIGHT AND RATES**	
DOCUMENT		
1. Within Peninsular Malaysia / Klang Valley	**1st 0.5KG** RM 5.44	**Add. 0.5KG** RM 4.08
2. To East Malaysia (Vice Versa)	RM 10.88	RM 10.88
3. To Singapore	RM34.00	RM10.88
HEAVY PARCELS		
4. Within Peninsular Malaysia / Klang Valley	**1st 10KG** RM 9.44	**Add. 1KG** RM 0.94
5. To East Malaysia (Vice Versa)	**1st 1kg** RM 12.24	**Add. 1kg** RM 10.88
6. To Singapore	**1st 1kg** RM34.00	**Add. 500gm** RM10.88

AGAPE SUPERIOR LIVING SDN BHD

Note:

c) The above rates are inclusive to 18% Fuel Surcharge and 18% Handling Charges and subjected to 6% SST.
d) With effect from 12th June 2020, East Malaysia Surcharge (EMS) will apply at 500gms RM1.10 for documents and 1kg RM2.20 for parcels (Subjected to 18% Fuel Surcharge, 18% Handling Charges and 6% Sales and Services Tax (SST) until further notice.

Volumetric Weight:

- To calculate volumetric weight of parcel, the following formula applies: -
  L x W x H (cm) / 5000 – Volumetric Weight (Kgs)

Outskirt Delivery Area Surcharge:

Surcharge will apply with a minimum of RM10 per shipment or RM0.20 per kg whichever is higher if delivery is to a remote area Refer to ODA list attached.

Dangerous Goods Regulations (DGR):

Dangerous Goods/Hazardous Materials which are subjected to regulation by the International Air Transport Association

CITY-LINK Express

(IATA) or the International Civil Aviation Organization (ICAO) are prohibited from shipment via City-Link.

Liability:

The liability of the Company for any loss or damage to the shipment (which term shall include all document or parcels consigned to the Company under this AIRWAY BILL) is limited to the lesser of :-

(iv) RM200 or
(v) The amount of loss or damage to a document or parcel actually sustained; or
(vi) The Actual Value of the document or parcel as determined under Section 13(a) and (b) stipulated in our Standard Conditions of Carriage.

Credit Terms:

A credit term of 14 days is given from the date of our invoices. Payment must be made in full of accounts within the credit period.

Emergency Situation:

City-Link reserves the right to revise the rates which is imposed by the government, carrier or local authorities in emergency situations.

We hope our quotation meet your requirements. Kindly contact us if you need further clarification.

Thank you.

Yours faithfully
City-Link Express (M) Sdn Bhd

We acknowledge and agree to the rates quoted above.

Name: Adam Mak

Designation: Warehouse Asst. Manager

Signature: [signature]

Date: 17/1/23

Company Stamp:

AGAPE SUPERIOR LIVING SDN BHD.
(624388-V) (AJL 931478)
LOT 1605-1606, LEVEL 16, TOWER 2, FABER TOWERS,
JALAN DESA BAHAGIA, TAMAN DESA,
58100 KUALA LUMPUR.
TEL: 03-27325716 / 03-27325717

CITY-LINK Express

Attachment 2 (LIGHT PARCEL)

Our Ref: CTL/BDD/KUL/1001/005

10th January 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716

Re: ECOMMERCE COURIER CHARGES ACCOUNT NUMBER - 00210814

We wish to refer to the above and are pleased to submit our rates of charges as follows: -

DESTINATION	WEIGHT AND RATES	
LIGHT PARCELS		
1. Within Peninsular Malaysia / Klang Valley	**1st 5KG** RM 5.19	**Add. 1KG** RM 2.04
2. To East Malaysia (Vice Versa)	**1st 1kg** RM 13.60	**Add. 1kg** RM 13.60
3. To Singapore.	**1st 1kg** RM34.00	**Add. 500gm** RM10.88

Note:

a) The above rates are inclusive to 18% Fuel Surcharge and 18% Handling Charges and subjected to 6% SST.
b) With effect from 12th June 2020, East Malaysia Surcharge (EMS) will apply at 500gms RM1.10 for documents and 1kg RM2.20 for parcels (Subjected to 18% Fuel Surcharge, 18% Handling Charges and 6% Sales and Services Tax (SST) until further notice.

Volumetric Weight:

- To calculate volumetric weight of parcel, the following formula applies: -
  L x W x H (cm) / 5000 – Volumetric Weight (Kgs)

Outskirt Delivery Area Surcharge:

Surcharge will apply with a minimum of RM10 per shipment or RM0.20 per kg whichever is higher if delivery is to a remote area Refer to ODA list attached.

Dangerous Goods Regulations (DGR):

Dangerous Goods/Hazardous Materials which are subjected to regulation by the International Air Transport Association (IATA) or the International Civil Aviation Organization (ICAO) are prohibited from shipment via City-Link.

Liability:

The liability of the Company for any loss or damage to the shipment (which term shall include all document or parcels consigned to the Company under this AIRWAY BILL) is limited to the lesser of :-

(i) RM200 or
(ii) The amount of loss or damage to a document or parcel actually sustained; or
(iii) The Actual Value of the document or parcel as determined under Section 13(a) and (b) stipulated in our Standard Conditions of Carriage.

Credit Terms:
A credit term of 14 days is given from the date of our invoices. Payment must be made in full of accounts within the credit period.

Emergency Situation:
City-Link reserves the right to revise the rates which is imposed by the government, carrier or local authorities in emergency situations.

We hope our quotation meet your requirements. Kindly contact us if you need further clarification.

Thank you.

Yours faithfully
City-Link Express (M) Sdn Bhd

We acknowledge and agree to the rates quoted above.

Name: Adam Mak

Designation: Warehouse Asst. Manager

Signature: [signature]

Date: 17/1/23

Company Stamp:

AGAPE SUPERIOR LIVING SDN BHD
(624388-V) (AJL 931478)
LOT 1605-1606, LEVEL 16, TOWER 2, FABER TOWERS,
JALAN DESA BAHAGIA, TAMAN DESA,
58100 KUALA LUMPUR.
TEL: 03-27325716 / 03-27325717